Prospectus Supplement	July 12, 2016

Putnam VT Voyager Fund
Prospectus dated April 30, 2016

The closing of the merger of Putnam VT Voyager Fund into Putnam VT Growth Opportunities Fund was originally scheduled to occur on or about July 15, 2016, subject to certain closing conditions. As certain of these closing conditions remain outstanding, the merger is being deferred until further notice.

PUTNAM INVESTMENTS	302155– 7/16